Exhibit 99.1

Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel 212.832.3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

(212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER AND 2006 RESULTS

Assets Under Management Reach Record $29.9 Billion;

Record Quarterly Revenue and Profits

NEW YORK, NY, January 24, 2007 — Cohen & Steers, Inc. (NYSE: CNS) reported net income of $16.6 million, or $0.40 per diluted share and $0.41 per basic share for the quarter ended December 31, 2006, compared with net income of $8.3 million, or $0.21 per share (diluted and basic) for the quarter ended December 31, 2005. The 2005 results included a $0.03 per share after-tax, non-recurring charge attributable to the relocation of the Company’s corporate headquarters. Total revenue was $57.6 million for the fourth quarter ended December 31, 2006, up 53.8% from $37.4 million in the 2005 period.

Net income for the year 2006 was $3.2 million, or $0.08 per share (diluted and basic), which included a $1.25 per share after-tax expense associated with the termination of additional compensation agreements for certain of the Company’s closed-end mutual funds and a $0.02 per share after-tax gain from the sale of property and equipment. Net income for the year 2005 was $31.9 million, or $0.79 per diluted share and $0.80 per basic share. The 2005 results included $0.08 of previously disclosed charges. Total revenue was $191.5 million for the year ended December 31, 2006, up 30.9% from $146.2 million in 2005.

Assets Under Management

Assets under management reached a record $29.9 billion at December 31, 2006. This represents an increase of 17.4% from $25.5 billion at September 30, 2006 and an increase of 45.9% from $20.5 billion at December 31, 2005. The Company had record annual net inflows into open-end mutual funds and institutional separate accounts, primarily into global and international portfolios. As of December 31, 2006, non-U.S. REIT common stocks comprised 41% of the Company’s total assets, compared with 30% as of December 31, 2005, as the Company continued to diversify its assets under management.

During the quarter ended December 31, 2006, the Company recorded net inflows of $1.7 billion, led by $910 million into open-end mutual funds. Closed-end mutual funds raised $499 million due to the launch of Cohen & Steers Closed-End Opportunity Fund. Institutional separate accounts had net inflows of $307 million. In addition, the acquisition of Houlihan Rovers S.A. added $1.0 billion to assets under management (excluding assets sub-advised by Houlihan Rovers) consisting of $163 million in non-U.S. open-end mutual funds and $884 million in institutional separate accounts. For the year, the Company recorded net inflows of $3.1 billion, with open-end mutual funds and institutional separate accounts accounting for $1.8 billion and $796 million, respectively. Closed-end mutual funds raised $553 million.

The Year In Review

“Our second full year as a public company was one of great progress,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “We executed on our business plan and took advantage of a number of opportunities that materially enhanced both our current earnings as well as our growth prospects.” New developments included:

•	Launched Cohen & Steers Asia Pacific Realty Shares, the first U.S. open-end mutual fund of its kind, which recorded $121 million in net inflows since its inception in July 2006.

•	Launched Cohen & Steers Institutional Global Realty Shares, which had $77 million in net inflows since its inception in August 2006.

•	Recorded $1.6 billion of net inflows into Cohen & Steers International Realty Fund, increasing the total assets under management to $2.3 billion. This fund is the largest open-end international real estate fund in the nation.

•	Launched Cohen & Steers Closed-End Opportunity Fund, the first fund of its kind, which invests in other closed-end mutual funds. This fund raised $499 million during the quarter ended December 31, 2006 (total assets raised were $523 million, including the January 2007 exercise of the underwriter’s overallotment).

•	Doubled the size of the retail sales force.

•	Expanded international distribution by building out the institutional sales and consultant relations teams.

•	Expanded the institutional client service team.

•	Established an office in London to focus on the United Kingdom and European real estate securities markets and to advise the firm’s global investment team. This expanded the Company’s global footprint to include Belgium, Hong Kong and London.

•	Expanded portfolio consulting services for Unit Investment Trusts (“UITs”) offered by Van Kampen Investments. As of December 31, 2006, the Company provided consulting services to Van Kampen UITs with assets of $1.7 billion, compared with assets of $797 million last year. These assets are not included in the Company’s assets under management.

•	iShares Cohen & Steers Realty Majors Index fund, with $2.7 billion in net assets at December 31, 2006, continues to be the largest real estate exchange traded fund in the world.

•	Paid $75.7 million to terminate additional compensation agreements entered into in connection with the common share offerings of seven Cohen & Steers closed-end mutual funds.

•	Completed the acquisition of Houlihan Rovers.

•	Sold two million shares of the Company’s common stock in a registered public offering, providing approximately $70 million in proceeds after deducting underwriting discounts and offering expenses.

Asset Management Segment

Total revenue for the asset management segment was a record $52.3 million for the three months ended December 31, 2006, an increase of 47.6% from $35.4 million in the 2005 period. Pretax income was a record $22.9 million for the three months ended December 31, 2006, up 64.5% from $13.9 million in the fourth quarter of 2005.

Assets under management reached $29.9 billion at December 31, 2006, a 45.9% increase from December 31, 2005. This year-over-year increase was a result of net inflows of $3.1 billion, market appreciation of $5.2 billion and the acquisition of Houlihan Rovers assets totaling $1.0 billion.

As a result of the launch of Cohen & Steers Closed-End Opportunity Fund, closed-end mutual funds raised $499 million during the quarter ended December 31, 2006. For the year, closed-end mutual funds raised $553 million.

The Company recorded open-end mutual fund net inflows of $910 million during the fourth quarter of 2006, led by Cohen & Steers International Realty Fund, which had net inflows of $678 million. For the year, open-end mutual funds had $1.8 billion of net inflows. The acquisition of Houlihan Rovers added three additional non-U.S. open-end mutual funds with total assets of $163 million.

Institutional separate accounts had net inflows of $307 million during the quarter ended December 31, 2006. For the year, institutional separate accounts had net inflows of $796 million, including 13 net new accounts. Additionally, 10 new separate accounts, with total assets of $884 million, were added as a result of the Houlihan Rovers acquisition.

Investment Banking Segment

Total revenue for the investment banking segment was $5.6 million for the three months ended December 31, 2006 compared with $2.2 million in 2005. The investment banking segment had its best year ever, recording $18.8 million in revenue for the year ended December 31, 2006, up from $11.8 million in 2005. Investment banking revenue was primarily attributable to a mix of merger advisory and capital raising assignments. The revenue from investment banking activity is dependent on the completion of transactions, the timing of which cannot be predicted.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, January 25, 2007, at 11:00 a.m. Eastern Time to discuss the Company’s fourth quarter and 2006 results. Investors and analysts can access the live conference call by dialing (888) 868-9080 (domestic) and (973) 935-8511 (international); PIN: 8346918. A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on January 25, 2007 and can be accessed at (877) 519-4471 (domestic) and (973) 341-3080 (international); PIN: 8346918. Internet access to the webcast, which includes audio (listen-only), will be available on the Company’s Web site at cohenandsteers.com under “Corporate Info.” The webcast will be archived on Cohen & Steers’ Web site for two weeks. Participants should plan to register at least 10 minutes before the conference call begins.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of high-income equity portfolios, specializing in U.S. REITs, international real estate securities, preferred securities, utilities and large cap value stocks. Headquartered in New York City with offices in Brussels, Hong Kong, London and Seattle, the firm serves individual and institutional investors through a wide range of open-end mutual funds, closed-end mutual funds and institutional separate accounts.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the Company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,”

“should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which is accessible on the Securities and Exchange Commission’s website at http://www.sec.gov and on Cohen & Steers Web site, cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Performance Notes

Cohen & Steers Asia Pacific Realty Shares, Inc.; Cohen & Steers Institutional Global Realty Shares, Inc.; Cohen & Steers International Realty Fund, Inc.; Cohen & Steers Closed-End Opportunity Fund. As with any investment, the price of the funds’ shares will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Please consider the investment objectives, risks, charges and expenses of the funds carefully before investing. This and other information about the funds is included in each fund’s prospectus. Call 1-800-330-7848 or visit cohenandsteers.com for a prospectus. Please read the prospectus carefully before investing. Cohen & Steers Securities, LLC is the distributor of the funds.

Cohen & Steers International Realty Fund, Inc. and iShares Cohen & Steers Realty Majors Index Fund. Information contained in the press release relating to the size of these funds as compared to other funds was provided by Strategic Insight, LLC, November 2006.

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Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2006	September 30, 2006	December 31, 2005	September 30, 2006	December 31, 2005
Revenue
Investment advisory and administration fees	$44,589	$38,480	$31,463
Distribution and service fee revenue	5,002	4,015	3,014
Portfolio consulting and other	2,414	1,080	730
Investment banking fees	5,550	10,375	2,205

Total revenue	57,555	53,950	37,412	6.7%	53.8%

Expenses
Employee compensation and benefits	16,914	16,066	8,306
Distribution and service fee expenses	6,928	5,642	7,524
General and administrative	8,229	8,159	6,900
Depreciation and amortization	1,632	1,597	2,139
Amortization, deferred commissions	1,461	1,139	734

Total expenses	35,164	32,603	25,603	7.9%	37.3%

Operating income	22,391	21,347	11,809	4.9%	89.6%

Non-operating income
Interest and dividend income	1,504	686	1,390
Gain from sale of marketable securities	614	834	558
Gain from sale of property and equipment	(14)	—	—
Foreign currency transaction loss	(28)	(8)	(22)

Total non-operating income	2,076	1,512	1,926	37.3%	7.8%

Income before provision for income taxes and equity in earnings of affiliate	24,467	22,859	13,735	7.0%	78.1%
Provision for income taxes	8,205	7,648	5,630
Equity in earnings of affiliate	320	513	239

Net income	$16,582	$15,724	$8,344	5.5%	98.7%

Earnings per share
Basic	$0.41	$0.39	$0.21	3.9%	96.0%

Diluted	$0.40	$0.39	$0.21	3.6%	94.1%

Weighted average shares outstanding
Basic	40,536	39,927	39,982

Diluted	41,367	40,647	40,393

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Year Ended		% Change From
	December 31, 2006	December 31, 2005	December 31, 2005
Revenue
Investment advisory and administration fees	$151,373	$119,195
Distribution and service fee revenue	15,748	11,955
Portfolio consulting and other	5,593	3,245
Investment banking fees	18,758	11,823

Total revenue	191,472	146,218	30.9%

Expenses
Employee compensation and benefits	55,569	36,269
Distribution and service fee expenses	101,364	29,385
General and administrative	28,786	23,300
Depreciation and amortization	6,403	6,283
Amortization, deferred commissions	4,340	3,359

Total expenses	196,462	98,596	99.3%

Operating income (loss)	(4,990)	47,622	*

Non-operating income (expense)
Interest and dividend income	3,892	3,622
Gain from sale of marketable securities	2,637	2,534
Gain from sale of property and equipment	1,042	289
Foreign currency transaction loss	(81)	(86)
Interest expense	—	(102)

Total non-operating income	7,490	6,257	19.7%

Income before provision for income taxes and equity in earnings of affiliate	2,500	53,879	(95.4%)
Provision for income taxes	837	22,880
Equity in earnings of affiliate	1,541	922

Net income	$3,204	$31,921	(90.0%)

Earnings per share
Basic	$0.08	$0.80	(90.0%)

Diluted	$0.08	$0.79	(90.1%)

Weighted average shares outstanding
Basic	40,033	39,991

Diluted	40,711	40,324

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ended

(in thousands)

	Three Months Ended			% Change From
	December 31, 2006	September 30, 2006	December 31, 2005	September 30, 2006	December 31, 2005
Asset Management
Total revenue, including equity in earnings of affiliate	$52,325	$44,088	$35,446	18.7%	47.6%
Total expenses	(31,258)	(28,241)	(23,353)	10.7%	33.9%
Net non-operating income	1,844	1,308	1,835	41.0%	0.5%

Income before provision for income taxes	$22,911	$17,155	$13,928	33.6%	64.5%

Investment Banking
Total revenue	$5,550	$10,375	$2,205	(46.5%)	151.7%
Total expenses	(3,906)	(4,362)	(2,250)	(10.5%)	73.6%
Net non-operating income	232	204	91	13.7%	154.9%

Income before provision for income taxes	$1,876	$6,217	$46	(69.8%)	3,978.3%

Total
Total revenue, including equity in earnings of affiliate	$57,875	$54,463	$37,651	6.3%	53.7%
Total expenses	(35,164)	(32,603)	(25,603)	7.9%	37.3%
Net non-operating income	2,076	1,512	1,926	37.3%	7.8%

Income before provision for income taxes	$24,787	$23,372	$13,974	6.1%	77.4%

	Year Ended		% Change From
	December 31, 2006	December 31, 2005	December 31, 2005
Asset Management
Total revenue, including equity in earnings of affiliate	$174,255	$135,317	28.8%
Total expenses	(184,487)	(89,335)	106.5%
Net non-operating income	6,858	6,017	14.0%

Income (loss) before provision for income taxes	$(3,374)	$51,999	*

Investment Banking
Total revenue	$18,758	$11,823	58.7%
Total expenses	(11,975)	(9,261)	29.3%
Net non-operating income	632	240	163.3%

Income before provision for income taxes	$7,415	$2,802	164.6%

Total
Total revenue, including equity in earnings of affiliate	$193,013	$147,140	31.2%
Total expenses	(196,462)	(98,596)	99.3%
Net non-operating income	7,490	6,257	19.7%

Income before provision for income taxes	$4,041	$54,801	(92.6%)

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	December 31, 2006	September 30, 2006	December 31, 2005	September 30, 2006	December 31, 2005
Closed-End Mutual Funds
Assets under management, beginning of period	$10,686	$10,098	$10,085

Inflows	499	—	74
Market appreciation (depreciation)	206	588	(485)

Total increase (decrease)	705	588	(411)

Assets under management, end of period	$11,391	$10,686	$9,674	6.6%	17.7%

Open-End Mutual Funds
Assets under management, beginning of period	$7,785	$6,740	$5,596

Inflows	1,472	928	439
Outflows	(562)	(482)	(431)

Net inflows	910	446	8
Acquisition (1)	163	—	—
Market appreciation (depreciation)	717	599	(13)

Total increase (decrease)	1,790	1,045	(5)

Assets under management, end of period	$9,575	$7,785	$5,591	23.0%	71.3%

Institutional Separate Accounts
Assets under management, beginning of period	$6,996	$6,407	$4,479

Inflows	889	254	864
Outflows	(582)	(259)	(179)

Net inflows (outflows)	307	(5)	685
Acquisition (1)	884	—	—
Market appreciation	743	594	62

Total increase	1,934	589	747

Assets under management, end of period	$8,930	$6,996	$5,226	27.6%	70.9%

Total
Assets under management, beginning of period	$25,467	$23,245	$20,160

Inflows	2,860	1,182	1,377
Outflows	(1,144)	(741)	(610)

Net inflows	1,716	441	767
Acquisition (1)	1,047	—	—
Market appreciation (depreciation)	1,666	1,781	(436)

Total increase	4,429	2,222	331

Assets under management, end of period (2)	$29,896	$25,467	$20,491	17.4%	45.9%

(1)	Acquisition of Houlihan Rovers.

(2)	As of September 30, 2006 and December 31, 2005, assets under management included $2.6 billion and $543 million, respectively, of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Year Ended		% Change From
	December 31, 2006	December 31, 2005	December 31, 2005
Closed-End Mutual Funds
Assets under management, beginning of period	$9,674	$8,984

Inflows	553	829
Market appreciation (depreciation)	1,164	(139)

Total increase	1,717	690

Assets under management, end of period	$11,391	$9,674	17.7%

Open-End Mutual Funds
Assets under management, beginning of period	$5,591	$5,199

Inflows	3,821	1,726
Outflows	(2,025)	(1,776)

Net inflows (outflows)	1,796	(50)
Acquisition (1)	163	—
Market appreciation	2,025	442

Total increase	3,984	392

Assets under management, end of period	$9,575	$5,591	71.3%

Institutional Separate Accounts
Assets under management, beginning of period	$5,226	$4,118

Inflows	2,013	1,215
Outflows	(1,217)	(640)

Net inflows	796	575
Acquisition (1)	884	—
Market appreciation	2,024	533

Total increase	3,704	1,108

Assets under management, end of period	$8,930	$5,226	70.9%

Total
Assets under management, beginning of period	$20,491	$18,301

Inflows	6,387	3,770
Outflows	(3,242)	(2,416)

Net inflows	3,145	1,354
Acquisition (1)	1,047	—
Market appreciation	5,213	836

Total increase	9,405	2,190

Assets under management, end of period (2)	$29,896	$20,491	45.9%

(1)	Acquisition of Houlihan Rovers.

(2)	As of December 31, 2005, assets under management included $543 million of assets managed by Houlihan Rovers through sub-advisory and similar arrangements.